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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 1997



                         LEXINGTON PRECISION CORPORATION
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-3252                                           22-1830121
      (Commission File No.)                               (I.R.S. Employer
                                                         Identification No.)

     767 Third Avenue, New York, New York                        10017
 (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 319-4657
              (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events.
           ------------

           On October 29, 1997, Lexington Precision Corporation (the "Company") issued the press release attached hereto as Exhibit 99-1, which is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           (c)   Exhibits.

           The following Exhibit is filed herewith:

                 Exhibit
                 -------
                 Number                                 Exhibit
                 ------                                 -------

                   99-1                     Press Release of the Company dated
                                            October 29, 1997





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                                    SIGNATURE
                                    ---------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LEXINGTON PRECISION CORPORATION



DATED: October 29, 1997                      By: /s/ Warren Delano
                                                ---------------------------
                                                     Warren Delano
                                                     President





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         EXHIBIT                                 LOCATION
------                         -------                                 --------

 99-1    Press Release of the Company dated October 29, 1997            Page 5





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